Exhibit 10.1

FIRST AMENDMENT

THIS FIRST AMENDMENT (this “Amendment”) dated as of April ____, 2006 amends the Credit Agreement (the “Credit Agreement”) dated as of December 21, 2005 among MGE ENERGY, INC. (the “Borrower”), various financial institutions and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”).  Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as defined therein.

WHEREAS, the Borrower, the Lenders and the Administrative Agent have entered into the Credit Agreement which provides for the Lenders to make financial accommodations to the Borrower from time to time; and

WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth below.

NOW, THEREFORE, for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

SECTION 1.

AMENDMENTS.  The following amendments shall be effective on (and subject to the occurrence of) the Amendment Effective Date (as defined below):

(a)

Subsection 2.1.4 of the Credit Agreement is deleted in its entirety and the following is inserted in its place:

“2.1.4.

[reserved].”

(b)

Subsection 8.2(iii) of the Credit Agreement is amended to read in its entirety as follows:

“(iii) Extend the Facility Termination Date, increase the amount of the Commitment of any Lender hereunder or permit the Borrower to assign its rights under this Agreement.”

SECTION 2.

REPRESENTATIONS AND WARRANTIES.  The Borrower represents and warrants to the Lenders that (a) each warranty set forth in Article V of the Credit Agreement (other than Section 5.17, in view of the February 8, 2006 repeal of the Public Utility Holding Company Act of 1935, as amended) is true and correct as if made on the date hereof, (b) the execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations under the Credit Agreement as amended hereby (as so amended, the “Amended Credit Agreement”) (i) are within the corporate powers of the Borrower, (ii) have been duly authorized by all necessary corporate action, (iii) have received all necessary governmental approval and (iv) do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Borrower or any indenture, loan agreement or other material contract, order or decree which is binding upon the Borrower, and (c) this Amendment and the Amended Credit Agreement are the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditor’s rights or by general principles of equity limiting the availability of equitable remedies.

SECTION 3.

EFFECTIVENESS.  The amendments set forth in Section 1 shall become effective, as of the day and year first above written, on the date (the “Amendment Effective Date”) on which the Administrative Agent has received (by facsimile or otherwise) counterparts of this Amendment executed by the Borrower and the Lenders.

SECTION 4.

MISCELLANEOUS.

Section 4.1

Continuing Effectiveness, etc.  As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

Section 4.2

Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

Section 4.3

Governing Law.  This Amendment shall be a contract made under and governed by the laws of the State of Wisconsin applicable to contracts made and to be performed entirely within such State.

Section 4.4

Successors and Assigns.  This Amendment shall be binding upon the Company and the Banks and their respective successors and assigns, and shall inure to the benefit of the Company and the Banks and the successors and assigns of the Banks.

Section 4.5

Expenses.  The Company agrees to pay the reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

MGE ENERGY, INC.

By: /s/ Jeffrey C. Newman____________________

Name:  Jeffrey C. Newman

Title:    Vice President and Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent, as Issuer and as a Lender

By:

Name:

Title:

U.S. BANK NATIONAL ASSOCIATION

By:

Name:

Title:

MARSHALL & ILSLEY BANK

By:

Name:

Title: